Exhibit 99.1

2019 Annual Meeting

Shareholders’ Business Meeting Timothy Havice Chairman

Forward Looking Statements The presentation may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995 . When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this release, Juniata Valley is making forward - looking statements . Such information is based on Juniata Valley’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business . These statements are not historical facts or guarantees of future performance, events or results . Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this “forward looking” information . Many factors could affect future financial results . Juniata Valley undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise . For a more complete discussion of certain risks and uncertainties affecting Juniata Valley, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward - Looking Statements” set forth in the Juniata Valley’s filings with the Securities and Exchange Commission .

CONNECTED Marcie A. Barber President and Chief Executive Officer

“ Connection happens when people share meaningful information and ideas…” CONNECTION

Connecting with Community

At the fair and on the field….

Festival 2019

Potter County Façade Grant

United Way – Danced to the Goal

To Community More than 200 donations

Communication Quarterly connection Connecting with Associates *469

Intranet Workspace redesign Collaboration WebConferencing

FINANCIAL PERFORMANCE JoAnn McMinn EVP and Chief Financial Officer

The presentation that follows contains some supplemental financial information determined by methods other than in accordance with U . S . generally accepted accounting principles (GAAP) . Some tables that follow present reconciliations of certain non - GAAP measures to the most directly comparable GAAP measures . These reconciliations exclude certain charges incurred and income recorded during the years ended December 31 , 2016 , 2017 and 2018 , which the Company believes do not reflect the operating performance of the Company during that period . The charges include costs associated with the acquisitions of FNBPA Bancorp, Inc . , and Liverpool Community Bank, the Defined Benefit Settlement accounting effects and the effects of the Tax Cuts and Jobs Act . There have been, in some cases, similar items prior to 2016 but at materially different amounts . The Company’s management uses these non - GAAP measures to evaluate the performance of the Company and believes this presentation also increases the comparability of period - to - period results . The Company believes these non - GAAP measures, in addition to GAAP measures, provide useful information for investors to evaluate the Company’s results . These non - GAAP measures should not be considered a substitute for GAAP measures, nor are they necessarily comparable to non - GAAP measures that may be presented by other companies . Presentation Information

Asset Growth $625,236

 At Juniata Valley, our Strategic Plan calls for Growth and Profitability.  We plan and execute for Long Term results.  To assess performance and expectations, we must have an understanding of the short - term and long - term effects of our strategic decisions, as well as changes that occur outside our control.  Over the past four years, events have occurred that have materially affected our operating results – some strategically planned and some not.  We believe it is meaningful to present a performance comparison that segregates the financial impact of all such items, to allow a view of comparative results between reporting periods, in order to evaluate the success of our strategic efforts. Long Term Strategic Focus Attention to Detail

Merger and Acquisition Activity Strategic  In 2015, Juniata Valley Financial Corp. acquired FNBPA, Inc.  One - time merger costs related to that acquisition occurred in 2015 and 2016 at significantly different levels.  Also related to the FNBPA merger, were certain gains from the subsequent sale of a segment of the purchased loan portfolio in 2016.  In 2017, Juniata Valley and Liverpool Community Bank executed a definitive merger agreement , in which Juniata would acquire the 60.8% of Liverpool’s shares that it did not already own.  One - time merger costs related to that acquisition were incurred at both institutions in 2017, prior to the legal merger date.  The merger was settled on April 30, 2018, and further merger and integration costs were incurred.  Merger costs were partially offset by a gain on Juniata’s existing ownership and the extinguishment of an accumulated deferred tax liability associated with the initial ownership.

Defined Benefit Liability Reduction Strategic  In 2017, Juniata Valley Financial Corp. initiated a three - year strategy to reduce the liability associated with its defined benefit pension plan.  The first step of the initiative took place in 2017 and consisted of the purchase of a single - premium group annuity for a group of retirees, transferring the associated pension liability to the issuer of the annuities.  This step reduced our overall pension liability by approximately 12%, resulting in a pre - tax charge of $377,000 to earnings in 2017. This charge represents an acceleration of pension expenses that would otherwise have impacted future earnings.  In 2018 , step two consisted of a lump - sum offering to all terminated, vested participants.  This step resulted in a pre - tax charge of $210,000 to earnings in 2018, representing a further acceleration of future pension expenses.  In the second and third quarters of 2019 , we will be completing the process, and all remaining participants will receive their earned benefits via lump sum, rollover payments or annuities, per their elections.  This final step will result in a pre - tax charge to earnings of an undetermined amount.  The termination of our defined benefit plan removes future volatility to the income statement that is associated with defined benefit accounting, while keeping the retirement benefit promise to our valued participants.

Insurance Gains Possible but Unexpected  Juniata carries life insurance on certain current and former executives and directors.  The earnings and gains on the policies are intended to offset some of the cost of benefit programs for employees.  Life insurance gains are infrequently received and at varying levels.  During 2016, gains from life insurance were recorded in the amount of $364,000, while none were present in 2017 or 2018.

Tax Cuts and Jobs Act Unexpected  In 2017, the Tax Cuts and Jobs Act was enacted, lowering Juniata’s and Liverpool’s future maximum corporate tax rate from 34% to 21%.  For 2017, the tax rate reduction resulted in a write - down of Juniata’s and Liverpool’s net deferred tax assets, that were previously valued based upon the projection of a 34% future tax benefit, resulting in a non - cash charge of $448,000 to the tax provision in 2017.  The reduced rate provided reductions in tax expense beginning in 2018 and for future periods.

Note concerning performance comparisons *In order to provide meaningful comparisons to prior years and to peer performance, in this presentation, earnings and non - interest income and expense ratios for 2016, 2017 and 2018 reflect the adjusted results indicated above. For further relevant Non - GAAP reconciliation, please see our SEC filings available on the Investor Relations site within our website: www.JVBonline.com. Non-GAAP presentation of net income and performance ratios 2016 2017 2018 Net income, as reported 5,156,000$ 4,537,000$ 5,904,000$ Merger and acquisition costs, including owned portion of Liverpool's costs 347,000 46,000 884,000 Merger-related net gains on 39.16% carrying value of Liverpool and reversal of deferred tax liability - - (621,000) Merger-related gain on the sale of loans (113,000) - - Defined benefit settlement costs - 377,000 210,000 Life insurance gains (364,000) - - Reduction in valuation of deferred tax assets, including owned portion of Liverpool's reduction - 448,000 (168,000) Tax impact of items listed above (80,000) (155,000) (185,000) Adjusted net income (non-GAAP) 4,946,000$ 5,253,000$ 6,024,000$ Return on Average Assets, as reported 0.89% 0.76% 0.96% Impact of adjustments, as % of average assets -0.04% 0.12% 0.02% Adjusted Return on Average Assets (Non-GAAP) 0.85% 0.88% 0.98% Return on Average Equity, as reported 8.42% 7.57% 9.42% Impact of adjustments, as % of average equity -0.34% 1.20% 0.19% Adjusted Return on Average Eauity (Non-GAAP) 8.08% 8.77% 9.61%

Charted earnings growth, including effect of Non - GAAP adjustments in each of the most recent four years 4,216 3,058 5,156 4,537 5,904 1,311 - 210 716 120 -1,000 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2014 2015 2016 2017 2018 Five Year Earnings Growth (in thousands) Adjustment for M&A, Defined Benefit Settlement, Insurance Gains and Tax Cuts Act (Non-GAAP) Net Income as Reported (GAAP) $4,216 3.6% $4,369 6.2% $5,253 13.2% $4,946 14.7% $6,024 Adjusted (Non - GAAP) Earnings with percentage increase from prior year

Income and Performance Ratios 2016, as adjusted * 2017, as adjusted * 2018, as adjusted * Net Income 4,946,000$ * 5,253,000$ * 6,024,000$ * Return on Average Assets 0.84% * 0.88% * 0.98% * Return on Average Equity 8.08% * 8.77% * 9.61% * Net Interest Margin (fully tax equivalent) 3.57% 3.52% 3.60% Loan Loss Provision as % of Average Assets 0.08% 0.07% 0.05% Securities gains as % of Average Assets 0.04% 0.09% -0.03% Non-Interest Income as % of Average Assets (excludes securities gains) 0.82% * 0.81% * 0.81% * Non-Interest Expense as % of Average Assets (net of amortization of Low Income Housing Investment) Low Income Housing Investment tax credit, (net of after-tax amortization of investment, as % of Average Assets) Non-GAAP adjustments to net income, as % of Average Assets -0.04% 0.12% 0.02% Earnings per Share, diluted $1.03 * $1.10 * $1.21 * * 2.83% 2.82% 2.86% 0.04% 0.05% 0.04% * *

Corporate Focus Financial Performance Credit Quality Capital Strength

Peer Group Comparisons Important to assess our performance against other financial institutions of our relative size who are experiencing similar regulatory and compliance governance

Peer Groups Defined Local Peers Geographic peers of similar size or complexity Broad Group of Similar Sized Banking Organizations CCFN – CCFNB Bancorp, Inc. DIMC – Dimeco, Inc. EMCF – Emclaire Financial Corp. ENBP – ENB Financial Corp FKYS – First Keystone Corporation FMFP – First Community Financial Corporation FRAF – Franklin Financial Services Corporation KISB – Kish Bancorp, Inc. MPB – Mid Penn Bancorp, Inc. RIVE – Riverview Financial Corporation Group of 10 Average Asset Size: $986 million All commercial banking organizations within the state of Pennsylvania whose asset sizes are between $500 million and $1.3 billion Group of 33

Performance Comparison Return on Average Assets Return on Average Equity 0.86% 0.81% 1.01% 0.80% 0.54% 0.83% 0.82% 0.63% 0.94% 2016 2017 2018 JUVF Local Peers PA Banking Group Reported at 0.96% Reported at 0.76% Source: SNL Financial, an offering of S&P Global Market Intelligence, with JUVF adjusted for M&A, Life Insurance and Defined Benefit Settlement cost where noted; No adjustment made for effect of Tax Cuts and Jobs Act. Reported at 0.89% 8.08% 8.07% 9.88% 8.32% 5.70% 8.49% 8.07% 6.40% 9.61% 2016 2017 2018 JUVF Local Peers PA Banking Group Reported at 9.42% Reported at 7.57%

Performance Comparison Net Interest Margin (Fully Tax Equivalent) Loan Loss Provision (As a Percentage of Average Assets) 3.57% 3.52% 3.60% 3.46% 3.49% 3.55% 3.32% 3.39% 3.43% 2016 2017 2018 JUVF Local Peers PA Banking Group Source: SNL Financial, an offering of S&P Global Market Intelligence 0.08% 0.07% 0.05% 0.13% 0.09% 0.15% 0.13% 0.14% 0.13% 2016 2017 2018 JUVF Local Peers PA Banking Group

Performance Comparison Non - Interest Income (As a Percentage of Average Assets, excludes security gains) Non - Interest Expense (As a Percentage of Average Assets) 0.82% 0.81% 0.85% 0.72% 0.71% 0.74% 0.85% 0.79% 0.78% 2016 2017 2018 JUVF Local Peers PA Banking Group Source: SNL Financial, an offering of S&P Global Market Intelligence 2.92% 2.93% 2.99% 2.75% 2.84% 2.81% 2.77% 2.74% 2.73% 2016 2017 2018 JUVF Local Peers PA Banking Group

Credit Quality Non - Performing Assets as % of Equity 9.66% 5.97% 4.33% 14.81% 12.35% 9.03% 11.11% 9.20% 8.47% 2016 2017 2018 JUVF Local Peers PA Banking Group Source: SNL Financial, an offering of S&P Global Market Intelligence Focus on Credit Quality and Reduction of Non - Performing Assets □ Definition of Non - Performing Asset: □ Loan that has been placed in non - accrual status □ Accruing loan more than 90 days delinquent in scheduled payments □ Troubled - debt restructure (TDR) in default □ Value of property owned by the Bank as a result of loan foreclosure (Other Real Estate Owned - OREO)

Capital Strength Risk - Based Capital Ratio 15.34% 15.01% 15.86% 15.04% 14.20% 14.76% 16.32% 15.40% 15.64% 2016 2017 2018 JUVF Local Peers PA Banking Group Source: SNL Financial, an offering of S&P Global Market Intelligence Regulatory Measurement of Capital Adequacy □ Minimum regulatory requirement for Total Risk - Based Capital under BASEL III was 8% as of December 31, 2018. JUVF nearly double the requirement. Strengthened further in 2018. □ JUVF Capital levels support the level of dividends being maintained. The dividend yield is among the highest as compared to peers, as depicted in the following chart.

Healthy Capital Supporting Dividend Level Tangible Common Equity to Asset Ratio Dividend Yield 9.29% 9.17% 9.39% 8.70% 8.68% 8.96% 9.64% 9.43% 9.49% 2016 2017 2018 JUVF Local Peers PA Banking Group Source: SNL Financial, an offering of S&P Global Market Intelligence 4.82% 4.40% 4.14% 3.65% 3.26% 3.90% 2.72% 2.43% 2.71% 2016 2017 2018 JUVF Local Peers PA Banking Group

First Quarter 2019 vs. First Quarter 2018 Q1 2018 Q1 2019 Change Net Income $1,327,000 $1,413,000 6.48% Return on Average Assets 0.89% 0.90% 1.12% Return on Average Equity 9.15% 8.38% -8.42% Net Interest Margin (fully tax equivalent) 3.45% 3.65% 5.80% Loan Loss Provision as % of Average Assets 0.11% 0.01% -90.91% Securities gains (losses) as % of Average Assets -0.01% -0.03% 200.00% Non-Interest Income as % of Average Assets (excludes securities gains/losses) 0.80% 0.74% -7.50% Non-Interest Expense (net of amortization of Low Income Housing Inv and Acquisition Costs) Low Income Housing Investment tax credit, (net of after-tax amortization of investment, as % of Average Assets) Earnings per Share, diluted $0.28 $0.28 0.00% 2.82% 2.97% 5.32% 0.06% 0.04% -33.33%

CONNECTED Marcie A. Barber President and Chief Executive Officer

Connecting with Shareholders Sustainable Earnings Strong Capital Strong Liquidity Sound Credit Quality